May 15, 2008 May 15, 2008
40
40
th
Annual
Annual
UNO
UNO
Energy
Energy
Accounting
Accounting
&
&
Technology
Technology
Conference
Conference
“Opportunities and Challenges
“Opportunities and Challenges
Confronting Current Offshore
Confronting Current Offshore
Service Providers”
Service Providers”
Joe Bennett –
Joe Bennett –
Sr. VP, Principal Accounting Officer and
Sr. VP, Principal Accounting Officer and
Chief Investor Relations Officer
Chief Investor Relations Officer
Exhibit 99.1

TIDEWATER
TIDEWATER
601 Poydras Street, Suite 1900 601 Poydras Street, Suite 1900
New Orleans, LA 70130 New Orleans, LA 70130
FORWARD-LOOKING STATEMENTS
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of
1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in any way anticipated or projected by the Company, involve many risks and uncertainties. Among those risks and uncertainties, many of which are beyond the control of the Company, are: fluctuations in oil and gas prices; the level of fleet additions by competitors and vessel overcapacity; changes in levels of capital spending in domestic and international markets by customers in the energy industry for exploration, development and production; unsettled political conditions, civil unrest and governmental actions, especially in higher risk countries of operations; changing customer demands for different vessel specifications; acts of terrorism; unsettled political conditions, war, civil unrest and governmental actions, especially in higher risk countries of operations; foreign currency fluctuations; and environmental and labor laws. Participants should consider all of these risk factors as well as other information contained in the
Company’s form 10-K’s and 10-Q’s.
Phone:
504.568.1010 •
Fax:
504.566.4580
Web site address:
www.tdw.com •
Email:
connect@tdw.com

3 OUR WORKPLACE OUR WORKPLACE

SAFETY IS SAFETY IS PRIORITY #1 PRIORITY #1

SAFETY RECORD RIVALS
SAFETY RECORD RIVALS
LEADING COMPANIES
LEADING COMPANIES
0.00
0.25
0.50
0.75
1.00
Total Recordable Incident Rates
Total Recordable Incident Rates
2001 2002 2003 2004 2005 2006
Calendar Years
Calendar Years
TIDEWATER
DOW CHEMICAL
DUPONT
EXXON/MOBIL
BP

TIDEWATER’S TIDEWATER’S BEGINNINGS BEGINNINGS

A NEW DEEPWATER A NEW DEEPWATER VESSEL VESSEL

TIDEWATER
TIDEWATER
CHALLENGES
CHALLENGES
Oil & gas prices are highly volatile
Changes in the level of capital spending by our
customers
The offshore marine service industry is highly
competitive
Failure to attract & retain key management &
technical personnel

294
83
71
61
58
VESSEL POPULATION
VESSEL POPULATION
BY OWNER
BY OWNER
(Includes AHTS and PSV’s
(Includes AHTS and PSV’s
only)
only)
Estimated as of March 2008
Estimated as of March 2008
Source: ODS-Petrodata and Tidewater
1,432
Tidewater Competitor #1 Competitor #2 Competitor #3 Competitor #4 All Others

TIDEWATER
TIDEWATER
CHALLENGES
CHALLENGES
Risks associated with operating internationally
Operational risks inherent to the Offshore Marine
Industry
Potential overcapacity in the Offshore Marine
Industry
Difficult market conditions

TIDEWATER
TIDEWATER
CHALLENGES
CHALLENGES
Consolidation of the company’s customer base
Risks associated with construction and
maintenance
Compliance with Foreign Corrupt Practices Act
Compliance with complex and developing laws
and regulations

THE FCPA AND
THE FCPA AND
TIDEWATER
TIDEWATER
Updating of FCPA policies (facilitating payments,
gifts, entertainment, donations)
Increased vetting of Third Party Agents
Updating Third Party Agency agreements and
Compliance Certificates
Increased worldwide FCPA training

TIDEWATER’S
TIDEWATER’S
COMPLIANCE PROGRAM
COMPLIANCE PROGRAM
Establishment of Corporate Compliance
Committee
Training on other legal and policy compliance
topics
Updating of Compliance Reporting Systems
Implementation of broader employee background
checks

TIDEWATER TODAY
TIDEWATER TODAY
Solid safety record
International presence driving earnings
Use cash to grow industry’s largest new fleet – earning
great returns
Mature vessels providing continued outstanding returns
A strong balance sheet
Returns to shareholders: share repurchases and
dividends

TIDEWATER TOMORROW
TIDEWATER TOMORROW
Fleet with expanded capabilities
Increased international presence
Generating solid returns regardless of market cycle
Financially strong
Creating value for shareholders

HOW DO WE ACCOMPLISH
HOW DO WE ACCOMPLISH
OUR VISION?
OUR VISION?
Deploy cash to renew fleet with expanded capabilities
Push dayrates and utilization to grow profits and cash flow
Balance long-term and spot market opportunities
Right acquisitions, right price, right time
Utilize balance sheet strength
Focus on creating shareholder value

WHY A POSITIVE OUTLOOK?
WHY A POSITIVE OUTLOOK?
(Almost too many to list)
(Almost too many to list)
Favorable commodity price environment
International E&P spending up 16% in 2008 (Lehman Bros.)
More vessels needed
- High rig utilization
- New rigs and FPSO’s coming
- Strong seismic and construction markets
Largest new fleet in the industry
Mature vessels earning excellent returns
INTERNATIONAL!!!! – 93% of Fiscal 2008 Profits

GLOBAL VESSEL
FLEET BY AGE
0
20
40
60
80
100
120
140
160
180
200
1965 1970 1975 1980 1985 1990 1995 2000 2005
(Includes AHTS and PSV’s only)
Source: ODS-Petrodata and Tidewater
As of 3/31/08, there are
As of 3/31/08, there are
approximately 710 additional AHTS
approximately 710 additional AHTS
and PSV’s
and PSV’s
under construction
under construction
Estimated as of March 2008 Estimated as of March 2008
2,000 active vessels
2,000 active vessels

GLOBAL VESSEL
FLEET BY AGE
0
20
40
60
80
100
120
140
160
180
200
1965 1970 1975 1980 1985 1990 1995 2000 2005
(Includes AHTS and PSV’s only)
Source: ODS-Petrodata and Tidewater
As of 3/31/08, there are
As of 3/31/08, there are
approximately 710 additional AHTS
approximately 710 additional AHTS
and PSV’s
and PSV’s
under construction
under construction
Estimated as of March 2008 Estimated as of March 2008
Of the total 2,000 vessels, 302 vessels are 30+ yrs old.
Of the total 2,000 vessels, 302 vessels are 30+ yrs old.

GLOBAL VESSEL
FLEET BY AGE
0
20
40
60
80
100
120
140
160
180
200
1965 1970 1975 1980 1985 1990 1995 2000 2005
(Includes AHTS and PSV’s only)
Source: ODS-Petrodata and Tidewater
As of 3/31/08, there are
As of 3/31/08, there are
approximately 710 additional AHTS
approximately 710 additional AHTS
and PSV’s
and PSV’s
under construction
under construction
Estimated as of March 2008 Estimated as of March 2008
Of the total 2,000 vessels, 302 vessels are 30+ yrs old,
Of the total 2,000 vessels, 302 vessels are 30+ yrs old,
another 495 are 25-29 yrs old.
another 495 are 25-29 yrs old.

GLOBAL VESSEL
FLEET BY AGE
0
20
40
60
80
100
120
140
160
180
200
1965 1970 1975 1980 1985 1990 1995 2000 2005
(Includes AHTS and PSV’s only)
Source: ODS-Petrodata and Tidewater
As of 3/31/08, there are
As of 3/31/08, there are
approximately 710 additional AHTS
approximately 710 additional AHTS
and PSV’s
and PSV’s
under construction
under construction
Estimated as of March 2008 Estimated as of March 2008
Of the total 2,000 vessels, 302 vessels are 30+ yrs old,
Of the total 2,000 vessels, 302 vessels are 30+ yrs old,
another 495 are 25-29 yrs old, and
another 495 are 25-29 yrs old, and
174 are 20-24 yrs old
174 are 20-24 yrs old

VESSEL / RIG RATIO
VESSEL / RIG RATIO
Current Vessel Demand Dynamics:
2,000 Global Vessel Count (AHTS & PSV only)
573 Global Working Rigs
3.5 Vessel to Rig Ratio
Incremental Vessel Demand:
58 Older rigs in yards getting prepared for work
163 New rigs under construction
Source: ODS-Petrodata and Tidewater
Estimated as of March 2008 Estimated as of March 2008

90% International       10% Domestic
90% International       10% Domestic
(vs. 57% International and 43% Domestic ten years ago) (vs. 57% International and 43% Domestic ten years ago)
Active Vessel Count By Region
Active Vessel Count By Region
(excludes stacked vessels) (excludes stacked vessels)
TIDEWATER TODAY
TIDEWATER TODAY
INTERNATIONAL PRESENCE
INTERNATIONAL PRESENCE
DRIVING EARNINGS
DRIVING EARNINGS
North North
America America
38 (10%)
38 (10%)
(10%)
Central/South Central/South
America America
99 (27%)
99 (27%)
(27%)
West West
Africa Africa
150 (40%)
150 (40%)
(40%)
Far East Far East
48 (13%)
48 (13%)
(13%)
Europe/M.E. Europe/M.E.
38 (10%)
38 (10%)
(10%)

INTERNATIONAL
INTERNATIONAL
VESSEL DAYRATES
VESSEL DAYRATES
Growth
Growth
Total Dayrate
Total Dayrate
Growth from FY‘04  +71%,
Growth from FY‘04  +71%,
New vessels +81%, Mature vessels +44%
New vessels +81%, Mature vessels +44%
0%
10%
20%
30%
40%
50%
60%
70%
80%
Fiscal 2005 Fiscal 2006 Fiscal 2007 Fiscal 2008

USE CASH TO
USE CASH TO
GROW INDUSTRY’S
GROW INDUSTRY’S
LARGEST NEW FLEET
LARGEST NEW FLEET
Commit $300-$500 MM per year for fleet renewal
Paid from internal cash flow
Fiscal 2008 CapEx of $354 MM
Always weigh build vs. buy criteria
Strive for a Balance Between
Strive for a Balance Between
Performance, Growth and Financial Strength
Performance, Growth and Financial Strength

LARGEST NEW FLEET
LARGEST NEW FLEET
IN THE INDUSTRY
IN THE INDUSTRY
$1,238m 68 PSV’s
$2,611m
(2)
189 TOTALS:
(1)
$272m  63 Crewboats & Tugs
$1,101m 58 AHTS
Estimated Cost Vessel Count
(1) Includes vessels added to the fleet financed by bareboat charter.
(2) $1,868m funded through 3/31/08.
*Excludes ENSCO fleet acquisition effected April 1, 2003.
Vessel Commitments Jan. ’00 –
Vessel Commitments Jan. ’00 –
March ‘08
March ‘08
First Priority: Disciplined Renewal of Fleet
First Priority: Disciplined Renewal of Fleet

LARGEST NEW FLEET IN THE
LARGEST NEW FLEET IN THE
INDUSTRY …
INDUSTRY …
AND COUNTING
AND COUNTING
Our approach to managing construction
Our approach to managing construction
49 Total
24 PSV
7 Crew and Tug
18 AHTS
Count
Vessels Under Construction
Vessels Under Construction
As of March 31, 2008 As of March 31, 2008
Building vessels
worldwide
Due diligence focused
on yards
Tidewater staff
supervise on site
Estimated delivery schedule –
Estimated delivery schedule –
19 in FY ’09,
19 in FY ’09,
20 in FY ’10 and 10 thereafter
20 in FY ’10 and 10 thereafter
When delivered, these 49 vessels (using today’s
When delivered, these 49 vessels (using today’s
dayrate, utilization, costs and share count) should
dayrate, utilization, costs and share count) should
generate approximately $3.50 of EPS
generate approximately $3.50 of EPS

TIDEWATER’S NEXT TIDEWATER’S NEXT GENERATION VESSELS GENERATION VESSELS

0
100
200
300
400
500
Active Fleet Dispositions
* Net vessels added to the fleet since January 2000, including 49 vessels under construction at 3/31/08.
* Since 4/01/05, 28 vessels have been scrapped and 115 have been sold.
* Total fleet count excludes 53 stacked vessels.
Out With the Old –
Out With the Old –
In With the New
In With the New
LARGEST NEW FLEET
LARGEST NEW FLEET
IN THE INDUSTRY
IN THE INDUSTRY
(as of 3/31/08)
(as of 3/31/08)
422
422
392
392
175 New Vessels
175 New Vessels
71 Scrapped
71 Scrapped
321 Sold
321 Sold
(Since 4/1/99)

STRONG
STRONG
BALANCE SHEET
BALANCE SHEET
$300 $300 Long-term Debt*
$1,930 $1,883 Stockholders’ Equity
1.5% 0% Net Debt* to Total Cap
$270            $394 Cash
March 2008 March 2007
Further Proof of Our Discipline and
Further Proof of Our Discipline and
Sound Business Strategy
Sound Business Strategy
(in Millions)
(in Millions)
* Excludes $21.9 million at March 2007, and $10.1 million at March 31, 2008, of total capitalized lease obligations.

$0.00
$2.00
$4.00
$6.00
$8.00
Fiscal 2004 Fiscal 2005 Fiscal 2006 Fiscal 2007 Fiscal 2008
31
SIGNIFICANT
SIGNIFICANT
EARNINGS GROWTH
EARNINGS GROWTH
58% Four-Year Compounded
58% Four-Year Compounded
Annual Earnings Growth Rate
Annual Earnings Growth Rate
$1.03
$1.03
$1.78
$1.78
$3.33
$3.33
$5.94
$5.94
** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels.
EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.
FY End Stock Price  $28.13 $38.86            $55.23             $58.58             $55.11
$6.39
$6.39

RETURNING VALUE TO
RETURNING VALUE TO
SHAREHOLDERS
SHAREHOLDERS
SHARE REPURCHASE PROGRAM
Current repurchase authority $250 MM
Spent $196.4 MM through 3/31/08
Since 8/05, have repurchased 8.5 MM shares for $462.5 MM,
($54.14 per share)
DIVIDENDS
Current 1.1% yield (highest among OSX companies)
One of eight OSX companies paying dividends

GOALS & OBJECTIVES
GOALS & OBJECTIVES
Consistent Over Last Several Years
Consistent Over Last Several Years
Renew
Renew
Fleet
Fleet
Maintain Financial
Maintain Financial
Strength
Strength
Deliver
Deliver
Results
Results

CELEBRATING 50 YEARS CELEBRATING 50 YEARS

May 15, 2008 May 15, 2008
40

th
Annual UNO Energy Accounting &
Annual UNO Energy Accounting &
Technology Conference
Technology Conference
“Opportunities and Challenges
“Opportunities and Challenges
Confronting Current Offshore
Confronting Current Offshore
Service Providers”
Service Providers”
Joe Bennett –
Joe Bennett –
Sr. VP, Principal Accounting Officer and
Sr. VP, Principal Accounting Officer and
Chief Investor Relations Officer
Chief Investor Relations Officer